Exhibit 10.3

SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT

SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 24, 2005, among ENERSYS, a Delaware corporation (“Holdings”), ENERSYS CAPITAL INC., a Delaware corporation (the “Borrower”), various Lenders party to the Credit Agreement referred to below (the “Lenders”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Documentation Agent, are parties to a Credit Agreement, dated as of March 17, 2004 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, EnerSys S.p.A., a Wholly-Owned Subsidiary of the Borrower organized under the laws of Italy (the “Italian Acquisition Subsidiary”), and certain other Wholly-Owned Foreign Subsidiaries of the Borrower (together with the Italian Acquisition Subsidiary, the “EnerSys FIAMM Acquisition Parties”) desire to acquire the motive power battery business assets of FIAMM S.p.A., a company organized under the laws of Italy (“FIAMM”), and certain of its affiliates pursuant to, and in accordance with the terms of, a certain Quota and Business Transfer Agreement in the form of the draft Quota and Business Transfer Agreement (dated March 24, 2005) delivered to the Agents (without giving effect to (x) any amendment or modification to such form and (y) after the execution and delivery of a definitive agreement in such form, any amendment or modification thereof or waiver with respect thereto, unless, in the case of either clause (x) or (y), such amendment, modification or waiver could not reasonably be expected to be adverse to the interests of the Lenders, the “FIAMM Purchase Agreement”), to be entered into by and among the EnerSys FIAMM Acquisition Parties, FIAMM and certain of FIAMM’s subsidiaries (the “FIAMM Acquisition”), which acquisition, after giving effect to this Amendment, will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement as amended by this Amendment;

WHEREAS, the Credit Agreement Parties have requested certain amendments and consents to the Credit Agreement in connection with the FIAMM Acquisition and the financing thereof as described below;

WHEREAS, subject to the terms and conditions of this Amendment, the Lenders wish to grant certain consents to the Credit Agreement and the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, IT IS AGREED:

I. Amendments and Consents to Credit Agreement.

1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby acknowledge and agree that the FIAMM Acquisition may be effected as a Permitted Acquisition under the Credit Agreement (and thereupon constitute a “Permitted Acquisition” for all purposes of the Credit Agreement), so long as:

(i) the Aggregate Consideration payable in respect of the FIAMM Acquisition shall consist solely of (x) cash in an amount not to exceed €32,000,000 and (y) the assumption of the “Assumed Liabilities” (as defined in the FIAMM Purchase Agreement) which are permitted under Section 9.04 of the Credit Agreement;

(ii) except for the deviation from the requirements of a Permitted Acquisition contained in Section 8.14(a)(vi) of the Credit Agreement as set forth in clause (i) above, the FIAMM Acquisition shall otherwise be effected as a “Permitted Acquisition” in accordance with all applicable terms of (and meet all applicable requirements for a Permitted Acquisition under) the Credit Agreement (including, without limitation, Sections 8.11, 8.14, 9.02(xi) and 9.15 thereof, the definition of Permitted Acquisition contained therein and the delivery of the officer’s certificate required by Section 8.14(a)(xi) thereof);

(iii) on or prior to the date of the consummation of the FIAMM Acquisition (the “FIAMM Acquisition Date”), there shall have been delivered to the Administrative Agent true and correct copies of the FIAMM Purchase Agreement and all other material documents entered into in connection with the FIAMM Acquisition (the “FIAMM Acquisition Documents”), certified as such by an officer of Holdings;

(iv) on the FIAMM Acquisition Date, (w) all FIAMM Acquisition Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect, (x) all representations and warranties set forth in the FIAMM Acquisition Documents shall be true and correct in all material respects, (y) each of the material conditions precedent to the consummation of the FIAMM Acquisition as set forth in the FIAMM Acquisition Documents shall have been satisfied and not waived, except with the consent of the Agents and (z) the FIAMM Acquisition shall have been consummated in all material respects in accordance with applicable law and the FIAMM Acquisition Documents;

(v) on the FIAMM Acquisition Date, all necessary governmental (domestic and foreign), regulatory and third party approvals in connection with the FIAMM Acquisition, the transactions contemplated by this Amendment and the other FIAMM Documents and otherwise referred to herein or therein, shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the FIAMM Acquisition and the transactions contemplated by this Amendment; and

(vi) on the FIAMM Acquisition Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon, or materially delaying, or making economically unfeasible, the consummation of the FIAMM Acquisition or the transactions contemplated by this Amendment.

2. Notwithstanding anything to the contrary contained in Section 8.14(a)(viii) or (ix) of the Credit Agreement or the definition of “Aggregate Consideration” contained in Section 11 of the Credit Agreement, the parties hereto hereby acknowledge and agree that the aggregate amount of cash paid as consideration in connection with the FIAMM Acquisition as permitted by Section 1 of this Amendment shall not be included in any calculation of Aggregate Consideration for purposes of compliance with Section 8.14(a)(viii) or (ix) of the Credit Agreement.

3. Section 1.08(f) of the Credit Agreement is hereby amended by inserting the following sentence after the first sentence appearing in said Section:

“In any determination of the Eurodollar Rate for an Interest Period constituting a Special Interest Period, the Administrative Agent shall be entitled to determine such Eurodollar Rate as if such Interest Period were three months in duration, notwithstanding that such Interest Period may in fact be shorter or longer.”

4. Section 1.09 of the Credit Agreement is hereby amended by (i) deleting the word “or” appearing immediately prior to sub-clause (y) of the first sentence of said Section and inserting a comma in lieu thereof, (ii) inserting the text “or (z) in the case of a Borrowing of Term Loans to be maintained as, or converted into, Eurodollar Loans, a Special Interest Period” immediately prior to the period at the end of the first sentence of said Section, (iii) inserting the text “(other than a Special Interest Period)” immediately after the text “if any Interest Period” appearing in clause (iii) of the second sentence of said Section and (iii) inserting the text “(other than a Special Interest Period)” immediately prior to the text “if any Interest Period” appearing in clause (iv) of the second sentence of said Section.

5. Section 4.02(c) of the Credit Agreement is hereby amended by deleting the first parenthetical appearing in said Section in its entirety and inserting the following new parenthetical in lieu thereof:

“(other than (x) Accounts Receivable Facility Assets sold pursuant to Sections 9.02(xiii) and (xiv) and (y) any Excluded Italian Asset Sale)”.

6. Section 4.02(d) of the Credit Agreement is hereby amended by deleting the text “Effective Date” appearing in sub-clause (i) of said Section and inserting the text “Second Amendment Effective Date” in lieu thereof.

7. Section 8.01(d) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately prior to the text “(y) the calculation” appearing in said Section and inserting a comma in lieu thereof and (ii) inserting the following new clause (z) prior to the period at the end of said Section:

“and (z) set forth (in reasonable detail) the type and amount of costs incurred during each fiscal quarter included in the Test Period then last ended and added back to Consolidated EBITDA for such Test Period pursuant to subclause (x)(vi) of the definition of “Consolidated EBITDA”.

8. Section 9.02(xv) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing prior to sub-clause (ii) of said Section and inserting a comma in lieu thereof and (ii) inserting the following new clause (ii) prior to the semi-colon at the end of said Section:

“and (iii) no Ring-Fenced Foreign Subsidiary may merge into, or consolidate with, or be dissolved or liquidated into, or transfer any of its assets to, any Non-Ring-Fenced Foreign Subsidiary in reliance on this clause (xv)”.

9. Section 9.03 of the Credit Agreement is hereby amended by (i) inserting the text “(viii)” immediately after the text “9.04” appearing in clause (xv) of said Section, (ii) deleting the word “and” appearing at the end of clause (xviii) of said Section, (iii) deleting the period at the end of clause (xix) of said Section and inserting the text “; and” in lieu thereof and (iv) inserting the following new clause (xx) at the end of said Section:

“(xx) Liens on the capital stock of the Italian Acquisition Subsidiary held by EnerSys Luxco 1 securing the obligations of EnerSys Luxco 1 under the Permitted EnerSys Luxco 1 Notes.”.

10. Section 9.04(v) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately prior to sub-clause (y) of said Section and inserting a comma in lieu thereof and (ii) inserting the text “and (z) intercompany Indebtedness permitted pursuant to Section 9.05(xxi)” before the semi-colon at the end of such Section.

11. Section 9.04(xvii) of the Credit Agreement is hereby amended by inserting the text “Holdings or” immediately prior to the text “the Borrower” appearing in said Section.

12. Section 9.04 of the Credit Agreement is hereby further amended by (i) deleting the word “and” appearing at the end of clause (xvii) of said Section, (ii) deleting the period at the end of clause (xviii) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clauses (xix) and (xx) at the end of said Section:

“(xix) Indebtedness of EnerSys Luxco 1 incurred under the Permitted EnerSys Luxco 1 Notes in an aggregate outstanding principal amount not to exceed €38,000,000 at any time (as reduced by the amount of repayments of principal thereunder), so long as (x) all such Indebtedness is incurred in accordance with the requirements of definition of Permitted EnerSys Luxco 1 Notes, (y) no Default or Event of Default exists at the time of incurrence thereof or would result from the incurrence thereof, and (z) 100% of the Net Cash Proceeds therefrom are used (i) first, to finance the FIAMM Acquisition (or, if the FIAMM Acquisition has been consummated prior to the incurrence of such Indebtedness, to repay outstanding principal of the intercompany loans permitted pursuant to Section 9.05(xxi) and pay accrued but unpaid interest thereon), and (ii) second, after application for the purposes described in preceding sub-clause (i), to finance FIAMM Restructuring Charges incurred in the one-year period following the consummation of the FIAMM Acquisition;

(xx) Indebtedness of the Borrower evidenced by a guaranty of the obligations of EnerSys Luxco 1 under the Permitted EnerSys Luxco 1 Notes permitted pursuant to Section 9.04(xix); provided that any such Indebtedness of the Borrower shall be unsecured and any such Indebtedness of EnerSys Luxco 1 may be secured only to the extent permitted by Section 9.03(xx).”.

13. Section 9.05 of the Credit Agreement is hereby amended by inserting the text “provided that no Ring-Fenced Foreign Subsidiary may make any Investment in any Non-Ring-Fenced Foreign Subsidiary in reliance on this clause (xviii)” immediately prior to the semi-colon appearing in clause (xviii) of said Section.

14. Section 9.05 of the Credit Agreement is hereby amended by further (i) deleting the word “and” appearing at the end of clause (xix) of said Section, (ii) deleting the period at the end of clause (xx) of said Section and inserting a semi-colon in lieu thereof, (iii) inserting the text “, inclusive, and clauses (xxi) and (xxii)” immediately after the text “(xix)” appearing in clause (xx) of said Section and (iv) inserting the following new clauses (xxi) and (xxii) at the end of said Section:

“(xxi) so long as no Indebtedness has theretofore been incurred in reliance on Section 9.04(xix) to finance the FIAMM Acquisition, (1) the Borrower may make an intercompany loan to the Cayman Partnership, (2) the Cayman Partnership may, in turn, may make an intercompany loan to EnerSys Luxco 1, (3) EnerSys Luxco 1 may, in turn, may make an intercompany loan to EnerSys Luxco 2 and (4) EnerSys Luxco 2 may, in turn, may make intercompany loans to the EnerSys FIAMM Acquisition Parties or, in the case of the Italian Acquisition Subsidiary, to EnerSys s.r.o. to be on-lent further to the Italian Acquisition Subsidiary, in each case for the sole purpose of financing the FIAMM Acquisition and the FIAMM Restructuring Charges; provided that (I) the aggregate principal amount of each such intercompany loan pursuant to this clause (xxi) shall not exceed €38,000,000 at any time outstanding (determined without regard to any write-offs or write-downs thereof), (II) no Default or Event of Default exists at the time of the making of any such intercompany loan or would result therefrom, and (III) each intercompany loan shall be evidenced by an Intercompany Note and, in the case of the Intercompany Note evidencing any such intercompany loan made by the Borrower to the Cayman Partnership, pledged to the Collateral Agent pursuant to the Pledge Agreement; and

(xxii) (x) unsecured Contingent Obligations of the Borrower and EnerSys evidenced by guaranties of ordinary course obligations of any Wholly-Owned Domestic Subsidiary of the Borrower, so long as such obligations do not constitute Indebtedness and (y) unsecured Contingent Obligations of any Foreign Subsidiary of the Borrower evidenced by guaranties of ordinary course obligations of any other Foreign Subsidiary of the Borrower, so long as such obligations do not constitute Indebtedness.”.

15. Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Quarter Ended Closest to	Ratio
September 30, 2004	3.90:1.00
December 31, 2004	3.90:1.00

March 31, 2005	3.90:1.00
June 30, 2005	4.00:1.00
September 30, 2005	4.00:1.00
December 31, 2005	4.00:1.00

March 31, 2006	3.80:1.00
June 30, 2006	3.60:1.00
September 30, 2006	3.60:1.00
December 31, 2006	3.40:1.00

March 31, 2007	3.00:1.00
June 30, 2007	3.00:1.00
September 30, 2007	3.00:1.00
December 31, 2007	3.00:1.00

March 31, 2008	2.40:1.00
June 30, 2008	2.40:1.00
September 30, 2008	2.40:1.00
December 31, 2008	2.40:1.00

March 31, 2009 and each fiscal quarter thereafter	2.00:1.00”.

16. Section 9.12(i) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.12(i) in lieu thereof:

“(i) amend or modify, or permit the amendment or modification of, any provision of any Qualified Preferred Stock, any Permitted EnerSys Luxco 1 Note or any agreement relating to the foregoing (including, without limitation, in the case of Qualified Preferred Stock, a certificate of designation) in a manner that is inconsistent with the requirements therefor set forth in the definition “Qualified Preferred Stock” or “Permitted EnerSys Luxco 1 Notes”, as the case may be, or that could reasonably be expected to be adverse in any material respect to the interests of the Lenders;”.

17. Section 9.12(ii) of the Credit Agreement is hereby amended by (i) inserting the text “any Permitted EnerSys Luxco 1 Note,” immediately prior to the first reference to “Refinancing Senior Subordinated Notes” appearing in said Section, (ii) deleting the word “and” appearing prior to sub-clause (iv) of the proviso of said Section and inserting a comma in lieu thereof and (iii) inserting the following new sub-clause (v) prior to the semi-colon at the end of said Section:

“and (v) the Permitted EnerSys Luxco 1 Notes may be prepaid in accordance with the terms thereof”.

18. Section 9.14(a) of the Credit Agreement is hereby amended by inserting the following proviso immediately prior to the period at the end of said Section:

“provided that, the Permitted EnerSys Luxco 1 Notes (and/or the documentation governing the same) may restrict the ability of the Italian Acquisition Subsidiary to transfer its properties or assets to Holdings or any other Subsidiary of Holdings”.

19. The definition of “Agents” appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Agents” shall mean the Administrative Agent, the Syndication Agent and the Documentation Agent.

20. The definition of “Consolidated EBITDA” appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing immediately before the text “(iv)” in sub-clause (x) of said definition and inserting a comma in lieu thereof and (ii) inserting the text the following text immediately before the text “and (y)” appearing in said definition:

“(v) in the case of any period which includes any portion of any fiscal quarter of Holdings set forth on Schedule XV, an amount up to the amount set forth under the captions “Montecchio Start-Up Costs” and “FIAMM Corporate Fees” on Schedule XV hereto, to the extent (x) the respective charge was actually recorded or accrued during such period for the purpose specified on Schedule XV for such charge and (y) the respective charge was deducted in the determination of Consolidated EBITDA for such period (directly or through reductions to Consolidated Net Income) and (vi) in the case of any period including any fiscal quarter of Holdings ended on or prior March 31, 2006, one-time cash fees and expenses actually incurred by Holdings and any of its Subsidiaries during such fiscal quarter in an aggregate amount not to exceed the Dollar Equivalent of €1,700,000, so long as (x) such fees and expenses were deducted in the determination of Consolidated EBITDA for such period (directly or through reductions to Consolidated Net Income) and (y) Holdings has at all times complied with the requirements of clause (z) of Section 8.01(d), requiring Holdings to certify as to the amount and type of such costs incurred in any fiscal quarter of Holdings included in such period and added back to Consolidated EBITDA”.

21. The definition of “Intercompany Note” appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text “and (xiv)” appearing in said definition and inserting the text “, (xiv) and (xxi)” in lieu thereof.

22. Section 11 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“EnerSys FIAMM Acquisition Parties” shall have the meaning provided in the Second Amendment.

“EnerSys Luxco 1” shall mean EnerSys Holdings (Luxembourg) Sarl, a Luxembourg company and an indirect Wholly-Owned Subsidiary of the Borrower.

“EnerSys Luxco 2” shall mean EnerSys Luxembourg Finance Sarl, a Luxembourg company and a Wholly-Owned Subsidiary of EnerSys Luxco 1.

“Excluded Italian Asset Sale” shall mean any sale, transfer or other disposition by the Italian Acquisition Subsidiary, any of its Subsidiaries or any other Italian organized Subsidiary of Holdings to any Person (other than Holdings or any of its Wholly-Owned Subsidiaries) of any asset (other than inventory sold, transferred or disposed of in the ordinary course of business), to the extent (x) the gross sale proceeds therefrom, when aggregated with the gross sale proceeds from all other such sales, transfers and dispositions by the Italian Acquisition Subsidiary and such other Subsidiaries described above after the date of the consummation of the FIAMM Acquisition, do not exceed €16,000,000 and (y) the net sale proceeds therefrom are required to be applied as a mandatory repayment of principal of the Permitted EnerSys Luxco 1 Notes in accordance with the documentation governing the same.

“FIAMM” shall have the meaning provided in the Second Amendment.

“FIAMM Acquisition” shall have the meaning provided in the Second Amendment.

“FIAMM Restructuring Charges” shall mean non-recurring and other one-time costs incurred in connection with (i) plant closures and the consolidation, relocation or elimination of operations and (ii) related severance costs and other costs incurred in connection with the termination, relocation and training of employees, in each case incurred in connection with the FIAMM Acquisition.

“Italian Acquisition Subsidiary” shall mean EnerSys S.p.A., a Wholly-Owned Subsidiary of the Borrower organized under the laws of Italy, and any successor thereto by any merger or consolidation permitted hereunder.

“Non-Ring-Fenced Foreign Subsidiary” shall mean each Foreign Subsidiary of Holdings other than a Ring-Fenced Foreign Subsidiary.

“Permitted EnerSys Luxco 1 Notes” shall mean senior notes issued by EnerSys Luxco 1, so long as (a) such notes have a final stated maturity no earlier than five years following the date of issuance thereof, (b) such notes do not provide for guaranties by any Person, other than those permitted pursuant to Section 9.04(xx), (c) such notes and permitted guaranties thereof are not secured, except as expressly permitted by Section 9.03(xx) and (d) all other terms of such notes (including, without limitation, interest rate, amortization, redemption provisions, maturities, covenants, defaults and remedies) are satisfactory to the Agents in their sole discretion, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

“Ring-Fenced Foreign Subsidiary” shall mean each Foreign Subsidiary of Holdings as of the Second Amendment Effective Date (other than the Cayman Partnership and any of its Foreign Subsidiaries), so long as same remains a Subsidiary of Holdings.

“Second Amendment” shall mean the Second Amendment and Consent to this Agreement, dated as of March 24, 2005, among Holdings, the Borrower, various Lenders and the Administrative Agent.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

“Special Interest Period” shall mean a period with a duration of (i) not less than three months minus three days and (ii) not greater than three months plus three days, as set forth in the applicable Notice of Conversion/Continuation delivered by the Borrower to the Administrative Agent, specifying, inter alia, the exact calendar day on which such period ends.

23. The Credit Agreement is hereby further amended by deleting Schedule XV thereto and adding new Schedule XV thereto in the form of Schedule XV hereto.

24. Exhibit A-2 to the Credit Agreement is hereby amended by inserting the following text at the end of footnote 2 appearing in said Exhibit:

“The duration of any Interest Period selected by the Borrower is subject to the requirements of Section 1.09 of the Credit Agreement. In the event the Borrower selects a Special Interest Period, the Borrower must specify herein the exact calendar day on which such Special Interest Period ends.”.

II. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

(a) no Default or Event of Default exists as of the Second Amendment Effective Date, both before and after giving effect to this Amendment; and

(b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Amendment is limited as specified and shall not constitute a modification, acceptance, consent to deviation from or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

5. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when (i) Holdings, the Borrower and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number 212-354-8113) and (ii) the Borrower shall have paid to the Administrative Agent and the Lenders all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due.

6. So long as the Second Amendment Effective Date occurs, the Borrower shall pay to each Lender which has executed a counterpart hereof on or prior to 5:00 P.M. (New York time) on the later to occur of March 24, 2005 or the Second Amendment Effective Date, a consent fee equal to 0.10% of the sum of (x) its Revolving Loan Commitment as in effect on the Second Amendment Effective Date plus (y) the aggregate principal amount of its New Term Loans outstanding on the Second Amendment Effective Date. All fees payable pursuant to the immediately preceding sentence shall be paid to the Administrative Agent within one Business Day after the later date specified in the immediately preceding sentence, which fees shall be distributed by the Administrative Agent to the relevant Lenders in the amounts specified in the immediately preceding sentence.

7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

ENERSYS

By:	/s/ Richard W. Zuidema
Title:	Executive Vice President - Administration

ENERSYS CAPITAL INC.

By:	/s/ Richard W. Zuidema
Title:	Executive Vice President - Administration

BANK OF AMERICA, N.A, as Administrative Agent

By:	/s/ Charles Graber
Title:	Vice President

BANK OF AMERICA, N.A., Individually

By:	/s/ Laura L. Clark
Title:	Vice President

MORGAN STANLEY SENIOR FUNDING, INC., Individually and as Syndication Agent

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., Individually and as Documentation Agent

By:	/s/ Ritam Bhalla
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT, DATED AS OF MARCH 24, 2005, AMONG ENERSYS, ENERSYS CAPITAL INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

JUPITER LOAN FUNDING LLC

By:	/s/ Meredith J. Koslick
Title:	Assistant Vice President

WINGED FOOT FUNDING TRUST

By:	/s/ Ann. E. Morris
Title:	Authorized Agent

ECL FUNDING LLC, for itself or as agent for ECL2 Funding LLC

By:	/s/ Dominic Blea
Title:	As Attorney-in-Fact

TRUMBULL THC2 FUNDING LLC, for itself or as agent for Trumbull THC2 Funding LLC

By:	/s/ Dominic Blea
Title:	As Attorney-in-Fact

BUSHNELL CBNA FUNDING LLC, for itself or as agent for BUSHNELL CFPI Loan Funding LLC

By:	/s/ Dominic Blea
Title:	As Attorney-in-Fact

LANDMARK IV CDO LIMITED
	By:	Aladdin Capital Management LLC as Manager

By:	/s/ Joseph Moroney, CFA
Title:	Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Chris Goergen
Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula
Title:	Authorized Signatory

AIMCO CDO SERIES 2000-A

By:	/s/ Chris Goergen
Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula
Title:	Authorized Signatory

AIMCO CDO SERIES 2001-A

By:	/s/ Chris Goergen
Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula
Title:	Authorized Signatory

AMERICAN EXPRESS CERTIFICATE COMPANY
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Yvonne E. Stevens
Title:	Senior Managing Director

IDS LIFE INSURANCE COMPANY
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Yvonne E. Stevens
Title:	Senior Managing Director

CENTURION CDO VII, LTD.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Title:	Director-Operations

SEQUILS-CENTURION V, LTD.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Title:	Director-Operations

SEQUILS-CENTURION 9, LTD.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Title:	Director-Operations

CENTURION CDO II, LTD.
By: American Express Asset Management Group, Inc., as Collateral Manager

By:	/s/ Vincent P. Pham
Title:	Director-Operations

CENTURION CDO VI, LTD.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Title:	Director-Operations

KZH CYPRESSTREE-1 LLC

By:	/s/ Dorian Herrera
Title:	Authorized Agent

KZH STERLING LLC

By:	/s/ Dorian Herrera
Title:	Authorized Agent

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
ELC (CAYMAN) LTD. 1999-II
ELC (CAYMAN) LTD. 1999-III
ELC (CAYMAN) LTD. 2000-I
SEABOARD CLO 2000 LTD.
TRYON CLO LTD. 2000-I
SUFFIELD CLO, LIMITED
	By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Glenn P. Duffy, CFA
Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED
	By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Glenn P. Duffy, CFA
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
	By:	Babson Capital Management LLC as Investment Advisor

By:	/s/ Glenn P. Duffy, CFA
Title:	Managing Director

SIMSBURY CLO, LIMITED
By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company

By:	/s/ Glenn P. Duffy, CFA
Title:	Managing Director

LOAN FUNDING VIII LLC
	By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Glenn P. Duffy, CFA
Title:	Managing Director

Sankaty Advisors, LLC as Collateral Manager for LOAN FUNDING XI LLC, as Term Lender

By:	/s/ Diane J. Exter
Title:	Managing Director Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for CASTLE HILL II – INGOTS, LTD., as Term Lender

By:	/s/ Diane J. Exter
Title:	Managing Director Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for CASTLE HILL III CLO, LIMITED, as Term Lender

By:	/s/ Diane J. Exter
Title:	Managing Director Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LIMITED, as Term Lender

By:	/s/ Diane J. Exter
Title:	Managing Director Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for RACE POINT II CLO, LIMITED, as Term Lender

By:	/s/ Diane J. Exter
Title:	Managing Director Portfolio Manager

BOSTON HARBOR CLO 2004-1, LTD.

By:	/s/ Beth Mazor
Title:	Vice President

BANK OF TOKYO-MITSUBISHI TRUST COMPANY LIMITED

By:	/s/ Michael L. Zion
Title:	Vice President

GALLATIN FUNDING I LTD.
	By:	Bear Sterns Asset Management Inc. as its Collateral Agent

By:	/s/ Niell Rosenwig
Title:	Managing Director

GRAYSON CLO 2001-01 LTD.
	By:	Bear Sterns Asset Management Inc. as its Collateral Agent

By:	/s/ Niell Rosenwig
Title:	Managing Director

BRAYMOOR & CO.
	By:	Bear Sterns Asset Management Inc. as its Attorney - in - fact

By:	/s/ Niell Rosenwig
Title:	Managing Director

BIRCHWOOD FUNDING LLC

By:	/s/ Meredith J. Koslick
Title:	Assistant Vice President

BLACK DIAMOND CLO 2000-1, LTD.

By:	/s/ Alan Corkish
Title:	Director

By:	CALLIDUS DEBT PARTNERS CLO FUND III LTD.
	By:	Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Title:	Senior Managing Director

LCM I LIMITED PARTNERSHIP
	By:	Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Alex Kenna
Title:	Portfolio Manager

LCM II LIMITED PARTNERSHIP
	By:	Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Alex Kenna
Title:	Portfolio Manager

OLYMPIC CLO I

By:	/s/ John M. Casparian
Title:	Chief Operating Officer Centre Pacific, Manager

SIERRA CLO I

By:	/s/ John M. Casparian
Title:	Chief Operating Officer Centre Pacific, Manager

CSAM SLF

By:	/s/ David H. Learner
Title:	Authorized Signatory

CSAM FUNDING IV

By:	/s/ David H. Learner
Title:	Authorized Signatory

CSAM FUNDING II

By:	/s/ David H. Learner
Title:	Authorized Signatory

CSAM FUNDING I

By:	/s/ David H. Learner
Title:	Authorized Signatory

ATRIUM III

By:	/s/ David H. Learner
Title:	Authorized Signatory

ROSEMONT CLO, LTD.
	By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Dan Hattori
Title:	Senior Vice President

BRYN MAWR CLO, LTD.
	By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Dan Hattori
Title:	Senior Vice President

FOREST CREEK CLO, LTD.
	By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Dan Hattori
Title:	Senior Vice President

LONG GROVE CLO, LIMITED
	By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Dan Hattori
Title:	Senior Vice President

ACCESS INSTITUTIONAL LOAN FUND
	By:	Deerfield Capital Management LLC as its Portfolio Manager

By:	/s/ Dan Hattori
Title:	Senior Vice President

MUIRFIELD TRADING LLC

By:	/s/ Meredith J. Koslick
Title:	Assistant Vice President

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ David A. Tanny
Title:	Vice President

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/s/ David A. Tanny
Title:	Vice President

GRAYSON & CO
	By:	Boston Management and Research as Investment Advisor

By:	/s/ Craig P. Russ
Title:	Vice President

SENIOR DEBT PORTFOLIO
	By:	Boston Management and Research as Investment Advisor

By:	/s/ Craig P. Russ
Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Craig P. Russ
Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Craig P. Russ
Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Craig P. Russ
Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Craig P. Russ
Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Craig P. Russ
Title:	Vice President

TOLLI & CO.
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Craig P. Russ
Title:	Vice President

BIG SKY SENIOR LOAN FUND, LTD.
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Craig P. Russ
Title:	Vice President

EATON VANCE CDO VI LTD.
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Craig P. Russ
Title:	Vice President

BIG SKY III SENIOR LOAN FUND TRUST
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Craig P. Russ
Title:	Vice President

EATON VANCE CDO III LTD.
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Craig P. Russ
Title:	Vice President

COSTANTINUS EATON VANCE CDO V, LTD.
	By:	Eaton Vance Management as Investment Advisor

By:	/s/ Craig P. Russ
Title:	Vice President

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

By:	/s/ John Fay
Title:	Director

By:	/s/ Bryan Lynch
Title:	First Vice President

Fidelity Advisors Series II:
FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

By:	/s/ John H. Costello
Title:	Assistant Treasurer

FLAGSHIP CAPITAL CLO 2001-1
By: Flagship Capital Management, Inc.

By:	/s/ Mark S. Pelletier
Title:	Director

FLAGSHIP CAPITAL CLO II
By: Flagship Capital Management, Inc.

By:	/s/ Mark S. Pelletier
Title:	Director

FLAGSHIP CAPITAL CLO III
By: Flagship Capital Management, Inc.

By:	/s/ Mark S. Pelletier
Title:	Director

FLEET NATIONAL BANK

By:	/s/ Laura L. Clark
Title:	Vice President

FRANKLIN CLO I, LIMITED

By:	/s/ David Ardini
Title:	Vice President

FRANKLIN CLO II, LIMITED

By:	/s/ David Ardini
Title:	Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ Richard Hsu
Title:	Vice President

FRANKLIN FLOATING RATE TRUST

By:	/s/ Richard Hsu
Title:	Vice President

FRANKLIN FLOATING RATE MASTER SERIES

By:	/s/ Richard Hsu
Title:	Vice President

GULF STREAM-COMPASS CLO 2003-1 LTD.
	By:	Gulf Stream Asset Management, LLC as Collateral Manager

By:	/s/ Mark B. Mahoney
Title:	President

GULF STREAM-COMPASS CLO 2004-1 LTD.
	By:	Gulf Stream Asset Management, LLC as Collateral Manager

By:	/s/ Mark B. Mahoney
Title:	President

IKB CAPITAL CORPORATION

By:	/s/ David Snyder
Title:	President

SEQUILS-PILGRIM I, LTD.
	By:	ING Investments, LLC, as Collateral Manager

By:	/s/ Mark F. Haak, CFA
Title:	Vice President

ING SENIOR INCOME FUND
	By:	ING Investment Management, Co., as its Investment Manager

By:	/s/ Mark F. Haak, CFA
Title:	Vice President

ING PRIME RATE TRUST
	By:	ING Investment Management, Co., as its Investment Manager

By:	/s/ Mark F. Haak, CFA
Title:	Vice President

ALZETTE EUROPEAN CLO S.A.
	By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Gregory Stoeckle
Title:	Authorized Signatory

AVALON CAPITAL LTD. 3
	By:	Invesco Senior Secured Management, Inc. as Asset Manager

By:	/s/ Gregory Stoeckle
Title:	Authorized Signatory

CHAMPLAIN CLO, LTD.
	By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Gregory Stoeckle
Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO
	By:	Invesco Senior Secured Management, Inc. as Investment Advisor

By:	/s/ Gregory Stoeckle
Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
	By:	Invesco Senior Secured Management, Inc. as Investment Advisor

By:	/s/ Gregory Stoeckle
Title:	Authorized Signatory

AIM FLOATING RATE FUND
	By:	Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Gregory Stoeckle
Title:	Authorized Signatory

INVESCO EUROPEAN CDO I S.A.
	By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Gregory Stoeckle
Title:	Authorized Signatory

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
	By:	Invesco Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Gregory Stoeckle
Title:	Authorized Signatory

SEQUILS-LIBERTY, LTD.
	By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Gregory Stoeckle
Title:	Authorized Signatory

SAGAMORE CLO LTD.
	By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Gregory Stoeckle
Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
	By:	Invesco Senior Secured Management, Inc. as Asset Manager

By:	/s/ Gregory Stoeckle
Title:	Authorized Signatory

SKY CBNA LOAN FUNDING, LLC

By:	/s/ Karen Kwan
Title:	Assistant Vice President

KATONAH I, LTD.

By:	/s/ Ralph Della Rocca
Title:	Authorized Officer
Katonah Capital, L.L.C. as Manager

KATONAH II, LTD.

By:	/s/ Ralph Della Rocca
Title:	Authorized Officer
Katonah Capital, L.L.C. as Manager

KATONAH III, LTD.

By:	/s/ Ralph Della Rocca
Title:	Authorized Officer
Katonah Capital, L.L.C. as Manager

KATONAH IV, LTD.

By:	/s/ Ralph Della Rocca
Title:	Authorized Officer
Katonah Capital, L.L.C. as Manager

KATONAH V, LTD.

By:	/s/ Ralph Della Rocca
Title:	Authorized Officer
Katonah Capital, L.L.C. as Manager

KZH PONDVIEW LLC

By:	/s/ Dorian Herrera
Title:	Authorized Agent

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Ritam Bhalla
Title:	Authorized Signatory

LIGHTPOINT CLO 2004-1, LTD.

By:	/s/ Thomas A. Kramer
Title:	Senior Managing Director & Chief Executive Officer

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services

By:	/s/ Kelli O’ Connell
Title:	Vice President

METLIFE BANK NATIONAL ASSOCIATION

By:	/s/ Lawrence
Title:	Director

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Susan Garrett
Title:	Director

VENTURE III CDO LIMITED
By: its investment advisor, MJX Asset Management LLC

By:	/s/ Martin Davey
Title:	Managing Director

VENTURE IV CDO LIMITED
	By:	its investment advisor,
MJX Asset Management LLC

By:	/s/ Martin Davey
Title:	Managing Director

NATIONAL CITY BANK

By:	/s/ Gavin D. Young
Title:	Assistant Vice President

NATIONAL PENN BANK

By:	/s/ Brett A. Gibble
Title:	Vice President

NATIOWIDE MUTUAL INSURANCE CO.

By:	/s/ Thomas S. Leggett
Title:	Associate Vice President, Public Bonds

NATIOWIDE LIFE INSURANCE CO.

By:	/s/ Thomas S. Leggett
Title:	Associate Vice President, Public Bonds

NOMURA BOND & LOAN FUND
	By:	UFJ Trust Bank Limited as Trustee
	By:	Nomura Corporate Research and Asset Management Inc., Attorney in Fact

By:	/s/ Elizabeth Mack
Title:	Authorized Officer

CLYDESDALE CLO 2001-1, LTD.
	By:	Nomura Corporate Research and Asset Management Inc., as Collateral Manager

By:	/s/ Elizabeth Mack
Title:	Authorized Officer

CLYDESDALE CLO 2003, LTD.
	By:	Nomura Corporate Research and Asset Management Inc., as Collateral Manager

By:	/s/ Elizabeth Mack
Title:	Authorized Officer

CLYDESDALE CLO 2004, LTD.
	By:	Nomura Corporate Research and Asset Management Inc., as Collateral Manager

By:	/s/ Elizabeth Mack
Title:	Authorized Officer

ELF FUNDING TRUST III
	By:	New York Life Investment Management LLC, as Attorney-In-Fact

By:	/s/ Robert H. Dial
Title:	Managing Director

NYLIM FLATIRON CLO 2003-I LTD.
	By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert H. Dial
Title:	Managing Director

NYLIM FLATIRON CLO 2004-I LTD.
	By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert H. Dial
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
	By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ Robert H. Dial
Title:	Managing Director

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Robert H. Dial
Title:	Managing Director

MOUNTAIN CAPITAL CLO 11 LTD.

By:	/s/ Chris Siddons
Title:	Director

PINEHURST TRADING, INC.

By:	/s/ Meredith J. Koslick
Title:	Assistant Vice President

PPM SPYGLASS FUNDING TRUST

By:	/s/ Ann E. Morris
Title:	Assistant Vice President

PPM MONARCH BAY FUNDING LLC

By:	/s/ Meredith J. Koslick
Title:	Assistant Vice President

PPM SHADOW CREEK FUNDING LLC

By:	/s/ Meredith J. Koslick
Title:	Assistant Vice President

LOAN FUNDING V, LLC
	By:	Loan Funding V, LLC, for itself or as agent for Corporate Loan Funding V LLC
	By:	Prudential Investment Management, Inc. as Portfolio Manager

By:	/s/ Martha Tuttle
Title:	Principal

DRYDEN III-LEVERAGED LOAN CDO 2002
	By:	Prudential Investment Management, Inc. as Collateral Manager

By:	/s/ Martha Tuttle
Title:	Principal

HUDSON STRAITS CLO 2004, LTD.
	By:	Royal Bank of Canada, as Collateral Manager

By:	/s/ Melissa Marano
Title:	Authorized Signatory

SUN LIFE ASSURANCE COMPANY OF CANADA (US)
	By:	Fairlead Capital Management, Inc. as Sub-Advisor

By:	/s/ Melissa Marano
Title:	Vice President & Senior Portfolio Manager

FOXE BASIN CLO 2003, LTD.
	By:	Royal Bank of Canada, as Collateral Manager

By:	/s/ Melissa Marano
Title:	Authorized Signatory

REGIMENT CAPITAL, LTD
	By:	Regiment Capital Management, LLC as its Investment Advisor
	By:	Regiment Capital Advisors, LLC its Manager and Pursuant to delegated authority

By:	/s/ Timothy S. Peterson
Title:	President

RZB FINANCE LLC

By:	/s/ John A. Valiska
Title:	First Vice President

By:	/s/ Christoph Hoedl
Title:	Group Vice President

SOVEREIGN BANK

By:	/s/ Kimberly Tavares
Title:	Vice President

STANWICH LOAN FUNDING LLC

By:	/s/ Meredith J. Koslick
Title:	Assistant Vice President

THE SUMITOMO TRUST & BANKING CO., LTD. New York Branch

By:	/s/ Elizabeth A. Quirk
Title:	Vice President

GALAXY CLO 2003-1, LTD.
	By:	AIG Global Investment Corp. Its Investment Adviser

By:	/s/ W. Jeffrey Baxter
Title:	Vice President

SUNAMERICA SENIOR FLOATING RATE FUND
	By:	AIG Global Investment Corp. Its Investment Adviser

By:	/s/ W. Jeffrey Baxter
Title:	Vice President

KZH SOLEIL LLC

By:	/s/ Dorian Herrera
Title:	Authorized Agent

KZH SOLEIL-2 LLC

By:	/s/ Dorian Herrera
Title:	Authorized Agent

TCW SELECT LOAN FUND, LIMITED
	By:	TCW Advisors, Inc. its Collateral Manager

By:	/s/ Matthew A. Miller
Title:	Managing Director

By:	/s/ Jonathan R. Insull
Title:	Managing Director

FIRST 2004-I CLO, LTD.
	By:	TCW Advisors, Inc. its Collateral Manager

By:	/s/ Matthew A. Miller
Title:	Managing Director

By:	/s/ Jonathan R. Insull
Title:	Managing Director

FIRST 2004-II CLO, LTD.
	By:	TCW Advisors, Inc. its Collateral Manager

By:	/s/ Matthew A. Miller
Title:	Managing Director

By:	/s/ Jonathan R. Insull
Title:	Managing Director

LOAN FUNDING I LLC a wholly owned subsidiary of Citibank, N.A.
	By:	TCW Advisors, Inc., as portfolio Manager of Loan Funding I LLC

By:	/s/ Matthew A. Miller
Title:	Managing Director

By:	/s/ Jonathan R. Insull
Title:	Managing Director

CELERITY CDO LTD.
By:	TCW Advisors, Inc., as Agent

By:	/s/ Matthew A. Miller
Title:	Managing Director

By:	/s/ Jonathan R. Insull
Title:	Managing Director

VELOCITY CLO, LTD.
By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ Matthew A. Miller
Title:	Managing Director

By:	/s/ Jonathan R. Insull
Title:	Managing Director

C-SQUARE CDO LTD.
	By:	TCW Advisors, Inc., as its Portfolio Manager

By:	/s/ Jonathan R. Insull
Title:	Managing Director

KZH CRESCENT-3 LLC

By:	/s/ Dorian Herrera
Title:	Authorized Agent

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Masson Fikree
Title:	Authorized Signatory

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
	By:	Travelers Asset Management International Company LLC

By:	/s/ John O’Connell
Title:	Vice President

COLUMBUS LOAN FUNDING LTD.
By:	Travelers Asset Management International Company LLC

By:	/s/ John O’Connell
Title:	Vice President

THE TRAVELERS INSURANCE COMPANY

By:	/s/ Allen R. Cantrell
Title:	Investment Officer

CITICORP INSURANCE AND INVESTMENT TRUST
By:	Travelers Asset Management International Company LLC

By:	/s/ Allen R. Cantrell
Title:	Investment Officer

SAWGRASS TRADING LLC

By:	/s/ Meredith J. Koslick
Title:	Assistant Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Michael V. Petrine
Title:	Vice President

WHITEHORSE I LTD.

By:	/s/ Jay Carvell
Title:	Portfolio Manager

SCHEDULE XV

Montecchio Start-Up Costs (in 000s):

FY’04 Q4	FY’05 Q1	FY’05 Q2	FY’05 Q3	FY’05 Q4
€877	€912	€850	€875	€500

Include production overlap at the Alismano plant, start-up overhead, training and hiring direct labor, material usage and scrap costs at the Montecchio plant.

FIAMM Corporate Fees (in 000s):

FY’04 Q4	FY’05 Q1	FY’05 Q2	FY’05 Q3	FY’05 Q4	FY’06 Q1
€293	€288	€240	€279	€293	€288

Includes FIAMM corporate staff costs charged to the motive power battery business.

Dollar Equivalents of the foregoing add-backs will be computed in accordance with the requirements of Section 13.21(b) of the Credit Agreement.